                      SUPPLEMENT DATED MARCH 21, 1996

                                     TO

                             FOREIGN FUND, INC.
                    STATEMENT OF ADDITIONAL INFORMATION
                            DATED MARCH 6, 1996


      This Supplement relates to the Statement of Additional Information of Foreign Fund, Inc. dated March 6, 1996 (the "SAI") and should be read in conjunction with such SAI.

      The last sentence under "Determining Net Asset Value" at page 61 in the SAI is amended and restated as follows:

      Foreign currency values are converted into US dollars using the same exchange rates utilized by Morgan Stanley Capital International in the calculation of the relevant MSCI Indices (currently, exchange rates as of 4:00 p.m. London time, except that the exchange rate for the MSCI Mexico (Free) Index is that as of 3:00 p.m. New York City time).